UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 27, 2006


                              FNB CORPORATION
          (Exact name of registrant as specified in its charter)


   Virginia
(State or other              000-24141                 54-1791618
 jurisdiction of            (Commission             (I.R.S. Employer
 incorporation)              File Number)            Identification No.)


                             105 Arbor Drive
                     Christiansburg, Virginia 24073
           (Address of principal executive offices) (Zip code)

                             540-382-4951
          (Registrant's telephone number, including area code)

                                  N/A
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.     Results of Operations and Financial Condition.

     On April 27, 2006, FNB Corporation issued a press release commenting on first quarter 2006 performance and approval by the Board of Directors of a second quarter 2006 cash dividend.

     The information in this Item 2.02, and the related exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

       (d)     Exhibit

                 99.1   FNB Corporation press release dated April 27, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FNB CORPORATION
                                                  Registrant


                                               /s/Christine L. Lewis
                                               Christine L. Lewis
                                               AVP/Corporate Secretary

Date: April 27, 2006
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                              EXHIBIT INDEX


Exhibit

  99.1        FNB Corporation press release dated April 27, 2006
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